UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

IVANHOE ELECTRIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41436	32-0633823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

606 – 999 Canada Place Vancouver, BC Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 689-8765

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IE	NYSE American and Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 11, 2023, Ivanhoe Electric Inc. (the “Company”) entered into a binding Heads of Terms (the “Agreement”) with Saudi Arabian Mining Company Ma’aden (“Ma’aden”), the largest multi-commodity mining and metals company in the Middle East. The Agreement provides the binding framework for a strategic investment by Ma’aden of an aggregate of $126.4 million in newly issued shares of common stock, par value $0.0001 per share, of the Company (the “Shares”) and the concurrent establishment of a 50/50 exploration joint venture in the Kingdom of Saudi Arabia described below (the “Joint Venture”).

Strategic Investment

Pursuant to the terms of the Agreement, the Company will agree to issue and sell to Ma’aden (directly or to a subsidiary) approximately 10.2 million shares of common stock at a purchase price of $12.38 per share for aggregate gross proceeds of $126.4 million in a private placement. The Company will contribute $66.4 million of the proceeds from the issuance and sale of the Shares to fund the Joint Venture and will retain $60 million of the gross proceeds to advance its United States mineral projects, as well as for working capital and general corporate purposes.

After the issuance and sale of the Shares, Ma’aden will hold 9.9% of the Company’s common stock. The Company also will grant Ma’aden a right to purchase additional shares of common stock to maintain its 9.9% stock ownership position in the event of any issuances of common stock by the Company in the future, including stock issued as a result of (i) issuances to employees pursuant to any existing or future equity incentive plan, agreement or arrangement approved by the Board of Directors; (ii) the exercise or vesting of incentive securities; or (iii) shares issued as acquisition consideration. Ma’aden may exercise this right (the “top-up right”) upon the first occurrence after such dilution event in which the Company issues shares (or securities convertible into shares) for cash as part of an equity financing transaction. In the event that Ma’aden does not exercise its top-up right, the ownership threshold for purposes of the top-up right will be reduced to its ownership level after giving effect to the dilutive issuance. The top-up right will expire on the earlier of (i) five years from the date of completion of Ma’aden’s investment in the Company (the “Initial Period”), but only if within such five-year period Ma’aden has (a) failed on two separate occurrences to exercise in full its top-up rights, or (b) Ma’aden has sold, transferred or otherwise disposed of any Shares (other than to an affiliate or to the Public Investment Fund of the Kingdom of Saudi Arabia (the “PIF”)); (ii) the first day following the Initial Period on which Ma’aden sells, transfers or otherwise disposes of any shares of Company common stock (other than to an affiliate or to the PIF); and (iii) three years after the Initial Period.

The Company will also provide Ma’aden with the right to nominate one independent director to the Company’s Board of Directors for so long as Ma’aden owns at least 8% of the outstanding shares of common stock, bringing the Company’s board size to nine. Ma’aden will also agree to a five-year standstill preventing it from increasing its share ownership above 19.9% without the approval of the Company’s Board of Directors. The standstill will automatically be released in order for Ma’aden and its affiliates to make a competing offer if the Company enters into any agreement with a third party providing for a transaction that would result in a third party beneficially owning more than 50% of the Company’s outstanding common stock. Ma’aden will agree not to dispose of any of its Shares (except in open market, non-pre-arranged stock exchange transactions), if, as a result of such disposition, the purchaser of such shares would become the owner of greater than 9.9% of the Company’s common stock and is either a mining company or state-owned enterprise, other than the PIF.

Ma’aden will also agree for a five-year period to vote in favor of certain matters for so long as it continues to have a right to nominate a director, including to vote in favor of the election of all of the Company’s director nominees and to vote in favor of all matters on which the Company’s stockholders are entitled to vote that have been approved by a majority of the independent directors of the Company’s board of directors. The Company has also agreed that it will enter into a registration rights agreement with Ma'aden related to a future registration of the Shares.

Saudi Arabian Exploration Joint Venture

The Agreement provides that the Company and Ma’aden will establish a new Saudi exploration joint venture which will be owned 50/50 and have an initial term of five years, which may be extended up to 10 years upon mutual agreement of the parties. The Joint Venture will be conducted through a newly established limited liability company established under Saudi law (“Saudi JVCo”). Ma’aden will make available approximately 48,500 km2 of land under an exploration license (or license application) within Saudi Arabia for exploration by the Joint Venture. The Company will contribute $66.4 million of the proceeds from the sale of the Shares to fund Saudi JVCo and the Joint Venture, and will provide Saudi JVCo with a royalty-free license to use Typhoon™, the Company’s geophysical surveying tool, within the Kingdom of Saudi Arabia for the purpose of mineral exploration. The license will remain exclusive to the Joint Venture in Saudi Arabia and effective during the term of the Joint Venture. Saudi JVCo will purchase three new generation Typhoon™ units from the Company’s former parent, I-Pulse Inc., the first of which is expected to be delivered in the first quarter of 2024, for an aggregate contract price not to exceed $13 million. Prior to the delivery of new Typhoon™ units, the Company will make available an existing Typhoon™ unit to commence surveying in Saudi Arabia according to the terms of the Agreement. The Joint Venture will also enter into a services agreement with the Company’s subsidiary Computational Geosciences Inc. (“CGI”), pursuant to which CGI will be responsible for the supply of the services for the analysis of data and processing of the full spectrum of geophysical datasets in 3D produced by the Typhoon™ systems.

The Joint Venture will be governed by a board of directors and Technical Committee comprised of an equal number of representatives from each company. The Technical Committee will supervise the exploration activities of the Joint Venture including an initial “land identification stage” where the land Ma’aden is making available will be reviewed and reduced to the most prospective areas for Typhoon deployment. This will be followed by generative exploration and drilling stages aimed at identifying mineral resources of an economically viable scale. The Company will be the operator during the exploration phase. Ma’aden will assume operatorship if an economically viable deposit is found and is designated by the Joint Venture for further development. The Company will also provide training and development to an agreed number of employees of the Joint Venture, on mineral exploration, geology, and the operation of the Typhoon™ units. The joint venture will not be terminable, other than upon the occurrence of an event of default, by either party until the end of the exploration phase.

The Agreement is a framework agreement that sets out the binding parameters of the transactions described above. The Agreement will be replaced by definitive agreements which will include the key terms set out in the Agreement, which only may be changed if required to satisfy legal or regulatory requirements, for the establishment of the Joint Venture entity, or if required to meet the technical specifications and needs for the use of Typhoon™ in the Kingdom of Saudi Arabia. The Agreement will terminate automatically on the earliest to occur of the following: (i) the date on which the definitive agreements are executed by the parties or their respective affiliates; (ii) notwithstanding negotiation by the parties in good faith, the parties have not been able to reach agreement on the definitive agreement by three months after the execution of the Agreement; and (iii) the bankruptcy, insolvency, liquidation, reorganization, dissolution, amalgamation, reconstruction of either party or any analogous proceeding relating to either party. The definitive agreements are expected to be executed by the end of the first quarter of 2023.

In addition to being subject to further confirmatory due diligence by each party and the execution of definitive agreements, the closing of the transactions are subject to the satisfaction of certain other conditions, including filing of a supplemental listing application with the NYSE American, Toronto Stock Exchange approval and other customary regulatory approvals, including, if applicable, the expiration or termination of all applicable waiting periods and requests for information (and any extensions thereof) under the Hart-Scott-Rodino Act and, if required, the parties receiving written confirmation from the Committee on Foreign Investment in the United States that it has completed its review or, if applicable, investigation and determined that there are no unresolved national security concerns with respect to the transactions contemplated by the Agreement.

The Company and Ma’aden have also agreed to discuss the potential for a local Saudi stock exchange listing for the Company’s common stock and to discuss exit rights in respect of the Joint Venture including the potential for the Company to convert its future interests to royalties.

The foregoing description of the Agreement is only a summary of certain material provisions thereof, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information related to the agreement by the Company to offer and sell the Shares presented in Item 1.01 above is incorporated by reference into this Item 3.02.

The Shares to be issued and sold to Ma’aden will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act, and in reliance on similar exemptions under applicable state laws.

Ma’aden will represent that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and will be acquiring the Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Shares were offered without any general solicitation by the Company or its representatives.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release dated January 11, 2023, relating to the transactions described in Item 1.01, is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Heads of Terms Agreement between Ivanhoe Electric Inc. and Saudi Arabian Mining Company Ma’aden dated January 11, 2023
99.1	Press Release dated January 11, 2023
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

Forward-Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward looking statements include Ma’aden’s plans to make an investment in the Company, the establishment of the Joint Venture, and the timing and likelihood of the transactions occurring.

The important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to: uncertainties as to the timing of entering into definitive agreements, including the potential failure to enter into definitive agreements at all; the Company’s and Ma’aden’s ability to satisfy the conditions to the proposed transactions on the anticipated timeline or at all; the satisfaction of conditions, including applicable regulatory clearances and approvals; the risk that the Joint Venture, if established, will not be successful in its exploration activities and fail to identify any economically viable mineral deposits; the risk that even if an economically viable mineral deposit is identified that the Company may have limited ability to monetize its interest in such a discovery; and other risks detailed in the Company’s Registration Statement on Form S-1 (Registration No. 333-265175) and other public periodic filings with the U.S. Securities and Exchange Commission. The words “believe,” “will,” “should,” “expect,” “intend,” “estimate,” “look forward,” and “anticipate,” variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVANHOE ELECTRIC INC.

Date: January 11, 2023	By:	/s/ Taylor Melvin
Taylor Melvin
President and Chief Executive Officer

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